UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

THE WENDY’S COMPANY

(Name of the Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

P.O. BOX 8016, CARY, NC 27512-9903

The Wendy’s Company

Annual Meeting of Stockholders

Wednesday, May 21, 2025 11:00 AM, ET

2025 Annual Meeting of Stockholders to be held via the Internet - please visit www.proxydocs.com/WEN for more details

You must pre-register to attend the meeting online and/or participate at www.proxydocs.com/WEN

For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/WEN

Have the 12 digit control number located in the box below available when you access the website and follow the instructions.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

If you want to receive a paper or e-mail copy of the proxy materials for this meeting and future stockholder meetings, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for the 2025 Annual Meeting of Stockholders, you must make this request on or before May 9, 2025.

Meeting Materials: Notice of 2025 Annual Meeting, Proxy Statement and 2024 Annual Report to Stockholders

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held On May 21, 2025

For Stockholders of Record as of March 24, 2025

To order paper materials, use one of the following methods.

Internet:

www.investorelections.com/WEN

Call:

1-866-648-8133

Email:*

paper@investorelections.com

* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located in the box below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

Go Green! To receive documents via

e-mail, simply go to:

www.proxydocs.com/WEN

Have the 12 digit control number located in the box above available when you access the website and follow the instructions.

SEE REVERSE FOR FULL AGENDA

Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

The Wendy’s Company 2025 Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE DIRECTOR NOMINEES (PROPOSAL 1), FOR PROPOSALS 2 AND 3 AND AGAINST PROPOSALS 4, 5 AND 6.

PROPOSAL

1.	Election of Directors

1.01 Arthur B. Winkleblack

1.02 Peter W. May

1.03 Matthew H. Peltz

1.04 Wendy C. Arlin

1.05 Michelle Caruso-Cabrera

1.06 Kristin A. Dolan

1.07 Richard H. Gomez

1.08 Michelle J. Mathews-Spradlin

1.09 Peter H. Rothschild

1.10 Kirk Tanner

2.	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2025.

3.	Advisory resolution to approve executive compensation.

4.	Stockholder proposal regarding an emissions reduction assessment, if properly presented at the Annual Meeting.

5.	Stockholder proposal regarding worker-driven social responsibility, if properly presented at the Annual Meeting.

6.	Stockholder proposal regarding single-use plastics, if properly presented at the Annual Meeting.

*If any other matters properly come before the meeting, shares represented by properly submitted proxies will be voted on such matters in the discretion of the persons named as proxies in the Company’s proxy card.

Only stockholders of record as of the close of business on March 24, 2025, the record date for the meeting, are entitled to receive notice of, and to vote at, the meeting.